Lincoln S&P 500 Ultra Buffer Fund May
(Standard and Service Class)
Summary Prospectus
May 3, 2021

 Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 3, 2021, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Fund seeks, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.35%
Other Expenses[1]	0.35%	0.35%
Acquired Fund Fees and Expenses[2] (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses	1.02%	1.37%
Less Fee Waiver and/or Expense Reimbursement[3]	(0.32%)	(0.32%)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.70%	1.05%
1
Other Expenses are based on estimates for the current fiscal year.
2
AFFE is based on estimated amounts for the current fiscal year.
3
Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.58% of the Fund’s average daily net assets for the Standard Class (and 0.93% for the Service Class). Any reimbursement made by the Adviser is subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least May 31, 2022 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Lincoln S&P 500 Ultra Buffer Fund May1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years
Standard Class	$72	$293
Service Class	$107	$402
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, the portfolio turnover rate is not yet available. The Fund intends to turn over all of its options holdings on at least an annual basis.
Principal Investment Strategies
The Fund seeks, over each Outcome Period, to provide returns that track those of the S&P 500 Price Return Index (the “Index”) up to a cap, while providing a buffer against losses. The Fund employs a defined outcome strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce pre-determined investment outcomes based on the performance of the Index over a one-year period (“Outcomes”), subject to the specified cap for gains and with the benefit of a buffer for losses. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles.
The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2020, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.
The Fund, under normal circumstances, invests at least 80% of its assets in options that reference the Index or, in an underlying fund which tracks the Index. The Fund invests approximately half of its assets in FLexible EXchange® Options and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”).
The Fund’s initial Outcome Period is the one-year period from May 21, 2021 to May 20, 2022. The pre-determined Outcomes sought by the Fund, which include the buffer and cap discussed below, are based upon the performance of the Index during the Outcome Period.
Buffer: The Fund seeks to provide a buffer against the first 22% of Index price decreases over each Outcome Period, before Fund expenses (the “Buffer”), which after Fund expenses is approximately 21.3% for the Standard Class and 20.95% for the Service Class. The Fund, and therefore investors, will bear all Index losses exceeding 22%. There is no guarantee the Fund will successfully buffer against Index price decreases. The Buffer is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period. The Buffer is discussed in further detail below.
Cap: For each Outcome Period, Fund performance is subject to an upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period (the “Cap”). The Cap is set on the first day of an Outcome Period based on the cost of providing the Buffer and may increase or decrease from one Outcome Period to the next. For the 2021-2022 Outcome Period, the Cap is [ ]% before Fund expenses, which after Fund expenses is approximately [__]% for the Standard Class and [__]% for the Service Class.
If the Index experiences gains over an Outcome Period, the strategy seeks to provide investment returns that match the performance of the Index, up to the Cap. If the Index experiences returns over an Outcome Period in excess of the Cap, the Fund will not experience those excess gains. The Cap (before Fund expenses) is reduced by the Fund’s expenses. The Cap is expected to change from one Outcome Period to the next. The Cap is discussed in further detail below.
The Fund’s website, lincolnfinancial.com/definedoutcomefunds, provides important Fund information on a daily basis, including information about the Cap and Buffer, current Outcome Period start and end dates, and information relating to the remaining potential Outcomes of an investment in the Fund. Investors considering purchasing shares should visit the website for the latest information.
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The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the Index for a shareholder that holds shares for the entirety of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and the expenses incurred by the Fund.

Lincoln S&P 500 Ultra Buffer Fund May3

The following table illustrates the Outcomes the Fund seeks to provide if the Index performs in certain ways. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes. The table is illustrative only and does not show every possible performance scenario. It is not intended to, nor could it, predict or project the actual performance of the Fund or the Index. The actual performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, lincolnfinancial.com/definedoutcomefunds, which provides updated fund performance information on a daily basis.
S&P Price Return Index Performance	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	(78)%	(28)%	(0)%	(0)%	0%	0%	5%	10%	15%	[__]%	[__]%*	[__]%*
*
The Cap is set on the first day of the Outcome Period and is [ ]% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s expenses are taken into account, the Cap is [__]%. Information about the Cap will be available approximately one week prior to the start date of each Outcome Period by way of a supplement to the prospectus.
Use of FLEX Options. The Fund invests approximately 50% of its net assets in FLexible EXchange® Options (“FLEX Options”), the value of which is derived from the performance of the underlying reference asset, the Index. FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are set to expire on the last day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period. An option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular reference asset at a specified future date at an agreed upon price.
Investment Strategy of the Buffer. The Fund pursues its objective by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. One layer is designed to buffer the Fund from losses, while another layer is designed to produce returns that track those of the Index for an Outcome Period, up to the Cap.
The Buffer layer of FLEX Options is designed to buffer the Fund from losses of up to 22% if the Index experiences a loss at the end of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer is operative only against the first 22% of Index losses at the end an Outcome Period. If the Index has decreased in value by more than 22% at the end of an Outcome Period, the Fund, and therefore investors, will experience those losses.
The Index tracking layer of FLEX Options is designed to work alongside the Fund’s investment in the Underlying Fund to produce returns that match those of the Index for an Outcome Period if the Index has experienced gains during that Outcome Period. This gain is subject to the Cap, a maximum investment return level, which is discussed below.
Outcome Periods. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of an Outcome Period. An Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Index during the Outcome period. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. To achieve the Outcomes for an Outcome Period, an investor must be holding shares for the entire Outcome Period. A shareholder that purchases shares after the commencement of an Outcome Period will likely have purchased shares at a different NAV than the NAV upon which the Outcomes are based and may experience investment outcomes very different from those sought by the Fund over the entire Outcome Period. A shareholder that redeems shares prior to the end of an Outcome Period may also experience investment Outcomes very different from those sought by the Fund. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.
The value of FLEX Options is derived from the performance of the underlying reference asset, the Index. However, because a component of an option’s value is the time remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Index, though as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Index. While the Fund generally anticipates that its NAV will move in the same direction as the Index (meaning that the Fund’s NAV will increase if the Index experiences gains and that the Fund’s NAV will decrease if the Index experiences losses), the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Index has decreased in value by 22%, the Fund’s NAV can be expected to have decreased in value (because the Buffer is not yet in full effect), but by less than 22% (because the Fund’s NAV will not correlate one-to-one with the Index and the Fund’s NAV tends not to participate fully in either Index gains or losses).
Cap on Potential Upside Returns. Unlike other investment products, the potential returns an investor can receive from an investment in the Fund are subject to an upside return cap. This means that if the Index experiences gains for the Outcome Period beyond the level of the Cap, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, the Cap (net of fund expenses) is the maximum return an investor can achieve from an investment in the Fund for an Outcome Period.
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The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap may increase or decrease from one Outcome Period to the next. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If the Fund has already increased in value to a level near the Cap, an investor purchasing shares at that price has limited or no potential gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks.
Buffer. The Buffer is operative only against the first 22% of Index losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% during an Outcome Period, the Fund will experience all further losses. The Buffer is calculated prior to taking into account Fund management fees equal to 0.55% of the Fund’s daily net assets, transaction fees, and any extraordinary expenses incurred by the Fund. If an investor purchases shares during an Outcome Period, and the Fund has already decreased in value during that Outcome Period, that investor may not fully benefit from the Buffer for the remainder of the Outcome Period, but will have increased gains available prior to reaching the Cap. Conversely, during the Outcome Period, if the Fund has already increased in value, then a shareholder investing at that time may experience losses prior to gaining the protection offered by the Buffer. While the Fund seeks to limit losses by 22% for shareholders who hold shares for an entire Outcome Period, there is no guarantee it will successfully do so. Notwithstanding the Buffer, a shareholder that purchases shares at the beginning of an Outcome Period or during an Outcome Period may lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.
Fund Rebalance. The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Fund will invest in a new set of FLEX Options, which will provide a new Cap, and another Outcome Period will commence.
Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of Fund expenses) for the next Outcome Period.
The Fund’s website, lincolnfinancial.com/definedoutcomefunds, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.
The Underlying Fund
The Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”). The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index*. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $5.1 billion to $2 trillion as of March 8, 2021. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of December 31, 2020, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests certain of its assets in shares of an Underlying Fund, the Fund indirectly owns the investments made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. In addition, the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Fund. The Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective, as well as the performance of the FLEX Options. The following risks reflect the Fund's principal risks, which include the principal risks of the FLEX Options and the Underlying Fund.
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Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the Index has decreased at the end of an Outcome Period. In the event an investor purchases shares after the commencement of an Outcome Period, the buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.
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Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to the Cap. In the event that the Index has gains in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. In the event an investor purchases Shares after the commencement of an Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain. A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. The Cap may therefore change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. The Fund is exposed to operational risk arising from human error in the calculation of the Cap. The Fund seeks to reduce this risk through controls and procedures; however, these measures may be inadequate to address such risk.
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Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match the Index only if shares are bought at the beginning of an Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during an Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve. In addition, the Cap may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.
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FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:
Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in the interest rates, changes in the actual and implied volatility of the Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.
Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund will not meet their investment objectives which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.
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Tracking Error Risk. The Underlying Fund's performance may deviate substantially from the performance of the index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the index’s components, and other factors. While attempting to replicate the index return, the Underlying Fund may invest in fewer than all of the securities in the index and in some securities not included in the index, potentially increasing the risk of divergence between the Underlying Fund’s return and that of the index.
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Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.
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Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Information Technology Sector Risk. Market or economic factors impacting information technology companies could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund will commence operations on or about May 21, 2021. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation (“LIAC”)
Investment Sub-Adviser:  Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers

Milliman Portfolio Managers	Company Title	Experience with Fund
Robert T. Cummings	Principal and Director of Global Trading	Since May 2021
Jordan B. Rosenfeld	Trader and Risk Manager	Since May 2021
Lincoln S&P 500 Ultra Buffer Fund May7

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, Contract owners are taxed only on underlying Fund amounts they withdraw from their variable accounts. Contract owners should consult their Contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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